UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual

Report

2004

JUNE 30, 2004

♦	ALL CAP FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

After a torrid second half of 2003, the equity markets took a breather in the first half of this year. Markets typically abhor uncertainty, so as the year progressed, investors grew increasingly lethargic amid questions over Iraq, global terrorism, a rise in oil prices, interest rates, inflation, and the presidential election. The good news — solid corporate earnings, the improving economy, renewed job growth, and the still low level of interest rates — largely was ignored. As a result, stock market returns for the first six months of 2004 generally were modest, as opposed to the strong, double-digit gains late last year.

As was the case in 2003, small- and mid-capitalization stocks generally outperformed their larger brethren in the first half of this year. Value- and growth-oriented stocks frequently traded short-term performance leadership during the past six months, but value stocks slightly outperformed growth stocks over the full six-month period. The performance of foreign stock markets in the first half largely was in-line with that of the broad U.S. market.

Stocks continued to outpace bonds in the first half of the year. Bonds generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, rising rates, and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed edged up its federal funds ratei at the end of June to 1.25%. Over the six-month period, bonds generally experienced slightly negative returns.

After a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Indexii rose to levels not seen since June of 2002. The domestic unemployment rate held steady for the six-month period, but the rate of job growth slowediii following a strong increase in the first three months of the year. Real (inflation-adjusted) gross domestic productiv increased at an annual rate of 3.9% in the first fiscal quarter of 2004, the most recent figure available at the close of the period, down slightly from the 4.1% increase seen in the last quarter of 2003.v

PERFORMANCE UPDATE1

Within this environment, the fund performed as follows: During the six-month period ended June 30, 2004, the Class I shares of the fund returned 4.65%. The fund outperformed its benchmark, the unmanaged Russell 3000 Indexvi, which returned 3.59% for the same period. The fund also outperformed its Lipper multi-cap value variable funds category average, which was 4.49% for the same period.2

FUND PERFORMANCE

AS OF JUNE 30, 2004

6 Months

Salomon Brothers Variable All Cap Fund — Class I Shares	4.65%

Russell 3000 Index	3.59%

Lipper Multi-Cap Value Variable Funds Category Average	4.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned 4.61% for the six months ended June 30, 2004.

The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Results of other share classes will vary.

PERFORMANCE REVIEW

Over the six-month period, the fund’s largest overweight sectors relative to its benchmark were materials, information technology and consumer discretionary. The three most significant underweight sectors included financials, consumer staples and utilities. Although the fund’s returns from the consumer discretionary, financials, consumer staples and utilities sectors were positive, the fund generated lower returns in these areas in comparison to its benchmark, contributing to the fund’s underperformance. Enhancing fund performance were overweight positions in the materials and information technology sectors.

In terms of individual holdings, the fund’s largest contributors to performance were L.M. Ericsson Telephone Co., a maker of wireless infrastructure equipment and cellular phones, Motorola Inc., a provider of wireless, broadband, automotive communications technologies and embedded electronic products and Lucent Technologies Inc., a designer and deliverer of the systems, services and software that drive next-generation communications networks. The fund’s largest detractors from performance were Newmont Mining Corp., a producer and explorer of gold and an acquirer of gold properties, Bristol-Myers Squibb Co., a company engaged in the discovery, development, licensing, manufacturing, marketing, distribution and sale of pharmaceuticals and other healthcare-related products and Comcast Corp., a company principally involved in the management and operation of cable communications networks and in the management of programming content over cable and satellite television networks.

At the close of the period, the fund continued to hold shares of all the securities mentioned above, except for L.M. Ericsson and Bristol-Myers Squibb, which it sold. The fund held the greatest exposure to the technology, financials and consumer discretionary sectors and the least exposure to the utilities, consumer staples and telecommunications services.

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the management agreement between Salomon Brothers Variable Series Funds Inc and Salomon Brothers Asset Management Inc, with respect to the fund, has been amended to reduce and add breakpoints to the management fee, as further described on page 15.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 99 funds in the multi-cap value variable funds category including the reinvestment of dividends and capital gains, if any.

In addition, effective August 1, 2004, the administration agreement between Salomon Brothers Variable Series Funds Inc and Smith Barney Fund Management LLC, with respect to the fund, has been amended to reflect the elimination of the administration fee. Please refer to page 15 for further information.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 23, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Motorola, Inc. (1.96%), Solectron Corp. (1.80%), Pfizer, Inc. (1.70%), Lucent Technologies, Inc. (1.68%), Johnson & Johnson (1.68%), Raytheon Co. (1.59%), Merck & Co., Inc. (1.55%), Costco Wholesale Corp. (1.55%), Novartis AG (1.55%), Microsoft Corp. (1.49%). Please refer to pages 4 through 8 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of June 30, 2004 were: Pharmaceuticals (10.1%); Insurance (9.3%); Media (9.0%); Communications Equipment (5.5%); Metals & Mining (5.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Source: June 2004 Consumer Confidence Index, The Conference Board.
iii	Source: Department of Labor, May 7, 2004.
iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
[v]	Source: Bureau of Economic Analysis, U.S. Department of Commerce, June 25, 2004.
vi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

Schedule of Investments

June 30, 2004 (unaudited)

Shares	Security	Value
COMMON STOCK — 92.8%
CONSUMER DISCRETIONARY — 13.2%
Auto Components — 0.5%
169,900	Delphi Corp.	$1,814,532

Household Durables — 0.5%
60,800	Fleetwood Enterprises, Inc. (a)(b)	884,640
18,700	SONY CORP.	702,885

		1,587,525

Internet & Catalog Retail — 0.2%
20,900	InterActiveCorp (a)	629,926

Leisure Equipment & Products — 1.2%
209,800	Hasbro, Inc.	3,986,200

Media — 7.7%
171,900	Comcast Corp., Special Class A Shares (a)	4,746,159
414,500	Liberty Media Corp., Series A Shares (a)	3,726,355
20,725	Liberty Media International, Inc. (a)	768,898
135,709	Metro-Goldwyn-Mayer, Inc. (a)(b)	1,642,079
80,200	The News Corp. Ltd., Sponsored ADR (b)	2,840,684
276,000	Time Warner Inc. (a)	4,852,080
83,000	Viacom Inc., Class B Shares	2,964,760
166,900	The Walt Disney Co.	4,254,281

		25,795,296

Multi-Line Retail — 1.5%
127,000	Costco Wholesale Corp. (a)	5,215,890

Specialty Retail — 1.1%
101,700	The Home Depot, Inc.	3,579,840

Textiles & Apparel — 0.5%
116,400	Tommy Hilfiger Corp. (a)	1,762,296

	TOTAL CONSUMER DISCRETIONARY	44,371,505

CONSUMER STAPLES — 1.1%
Food & Drug Retailing — 1.1%
145,100	Safeway Inc. (a)	3,676,834

ENERGY — 5.4%
Energy Equipment & Services — 2.0%
60,900	GlobalSantaFe Corp.	1,613,850
106,200	Halliburton Co.	3,213,612
32,200	Schlumberger Ltd.	2,045,022

		6,872,484

Oil & Gas — 3.4%
57,600	Anadarko Petroleum Corp.	3,375,360
47,100	ChevronTexaco Corp.	4,432,581
48,000	Murphy Oil Corp.	3,537,600

		11,345,541

	TOTAL ENERGY	18,218,025

FINANCIALS — 16.8%
Banks — 2.5%
69,800	The Bank of New York Co., Inc.	2,057,704
45,800	Bank One Corp.	2,335,800
431	Mitsubishi Tokyo Financial Group, Inc.	3,981,069

		8,374,573

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Diversified Financials — 4.9%
84,900	American Express Co.	$4,362,162
43,400	Assured Guaranty Ltd. (a)	735,630
87,400	J.P. Morgan Chase & Co.	3,388,498
65,200	Merrill Lynch & Co., Inc.	3,519,496
34,000	Morgan Stanley	1,794,180
56,900	State Street Corp.	2,790,376

		16,590,342

Insurance — 9.4%
51,100	Ambac Financial Group, Inc.	3,752,784
63,400	American International Group, Inc.	4,519,152
54,100	The Chubb Corp.	3,688,538
143,200	CNA Surety Corp.	1,568,040
38,000	The Hartford Financial Services Group, Inc.	2,612,120
64,600	Marsh & McLennan Cos., Inc.	2,931,548
34,900	MBIA Inc.	1,993,488
55,200	MGIC Investment Corp.	4,187,472
18,400	The PMI Group, Inc.	800,768
90,700	Radian Group, Inc.	4,344,530
46,100	Scottish Re Group Ltd. (b)	1,071,825

		31,470,265

	TOTAL FINANCIALS	56,435,180

HEALTHCARE — 12.9%
Biotechnology — 1.7%
28,500	Amgen Inc. (a)	1,555,245
249,200	Aphton Corp. (a)	996,800
125,100	Enzo Biochem, Inc. (a)(b)	1,876,500
144,200	Genelabs Technologies, Inc. (a)	333,102
226,800	XOMA Ltd. (a)(b)	1,016,064

		5,777,711

Healthcare Providers & Services — 1.1%
111,000	McKesson Corp.	3,810,630

Pharmaceuticals — 10.1%
121,300	Abbott Laboratories	4,944,188
89,200	GlaxoSmithKline PLC, ADR	3,698,232
101,700	Johnson & Johnson	5,664,690
110,000	Merck & Co. Inc.	5,225,000
116,900	Novartis AG, ADR	5,202,050
167,000	Pfizer Inc.	5,724,760
95,800	Wyeth	3,464,128

		33,923,048

	TOTAL HEALTHCARE	43,511,389

INDUSTRIALS — 9.3%
Aerospace & Defense — 2.5%
57,600	The Boeing Co.	2,942,784
150,000	Raytheon Co.	5,365,500

		8,308,284

Airlines — 1.4%
57,400	AMR Corp. (a)(b)	695,114
64,200	Continental Airlines Inc. (a)(b)	729,954
102,300	Delta Air Lines, Inc. (a)(b)	728,376
55,500	Frontier Airlines, Inc. (a)(b)	603,840

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Airlines — 1.4% (continued)
62,900	Northwest Airlines Corp. (a)(b)	$699,448
83,400	Southwest Airlines Co.	1,398,618

		4,855,350

Commercial Services & Supplies — 2.2%
10,971	FHC Delaware Inc. (a)(c)	52,112
108,500	Sabre Holdings Corp., Class A Shares	3,006,535
138,700	Waste Management, Inc.	4,251,155

		7,309,802

Construction & Engineering — 1.0%
33,000	Chicago Bridge & Iron Co. N.V.	919,050
24,500	Fluor Corp. (b)	1,167,915
110,500	The Shaw Group, Inc. (a)(b)	1,119,365

		3,206,330

Industrial Conglomerates — 0.8%
75,000	Honeywell International Inc.	2,747,250

Machinery — 1.4%
39,400	Caterpillar Inc.	3,129,936
22,400	Deere & Co.	1,571,136

		4,701,072

	TOTAL INDUSTRIALS	31,128,088

INFORMATION TECHNOLOGY — 17.8%
Communications Equipment — 5.5%
331,900	3Com Corp. (a)	2,074,375
1,500,000	Lucent Technologies Inc. (a)	5,670,000
361,700	Motorola, Inc.	6,601,025
291,500	Nokia Oyj, Sponsored ADR	4,238,410

		18,583,810

Computers & Peripherals — 0.0%
6,500	Socket Communications, Inc. (a)(b)	18,590

Electronic Equipment & Instruments — 3.2%
164,900	Agilent Technologies, Inc. (a)	4,828,272
938,100	Solectron Corp. (a)	6,069,507

		10,897,779

Internet Software & Services — 0.8%
373,000	RealNetworks, Inc. (a)(b)	2,551,320

IT Consulting & Services — 1.9%
110,100	SunGard Data Systems Inc. (a)	2,862,600
251,500	Unisys Corp. (a)	3,490,820

		6,353,420

Office Electronics — 0.8%
233,100	IKON Office Solutions, Inc. (b)	2,673,657

Semiconductor Equipment & Products — 3.4%
144,200	Intel Corp.	3,979,920
81,800	Lattice Semiconductor Corp. (a)(b)	573,418
457,629	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (a)	3,802,897
135,000	Texas Instruments Inc.	3,264,300

		11,620,535

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Software — 2.2%
21,500	Actuate Corp. (a)	$84,925
321,000	Micromuse, Inc. (a)(b)	2,147,490
175,400	Microsoft Corp.	5,009,424

		7,241,839

	TOTAL INFORMATION TECHNOLOGY	59,940,950

MATERIALS — 11.8%
Chemicals — 3.1%
72,600	Cabot Corp.	2,954,820
215,500	Crompton Corp.	1,357,650
90,600	The Dow Chemical Co.	3,687,420
78,200	Engelhard Corp.	2,526,642

		10,526,532

Containers & Packaging — 1.0%
173,700	Smurfit-Stone Container Corp. (a)	3,465,315

Metals & Mining — 5.1%
137,800	Alcoa Inc.	4,551,534
212,900	Allegheny Technologies, Inc.	3,842,845
34,700	Brush Engineered Materials Inc. (a)(b)	655,830
107,300	Newmont Mining Corp.	4,158,948
85,200	RTI International Metals, Inc. (a)	1,358,940
77,500	United States Steel Corp.	2,721,800

		17,289,897

Paper & Forest Products — 2.6%
125,000	Georgia-Pacific Corp.	4,622,500
63,100	Weyerhaeuser Co.	3,982,872

		8,605,372

	TOTAL MATERIALS	39,887,116

PRIVATE PLACEMENT — 0.0%
Private Placement — 0.0%
24,100	WGI Heavy Minerals, Inc. (a)	147,412

TELECOMMUNICATION SERVICES — 3.4%
Diversified Telecommunication Services — 2.2%
142,900	Nippon Telegraph and Telephone Corp., ADR (b)	3,835,436
150,000	SBC Communications Inc.	3,637,500

		7,472,936

Wireless Telecommunication Services — 1.2%
187,800	Vodafone Group PLC, Sponsored ADR (b)	4,150,380

	TOTAL TELECOMMUNICATION SERVICES	11,623,316

UTILITIES — 1.1%
Electric Utilities — 0.1%
89,700	Calpine Corp. (a)(b)	387,504

Multi-Utilities — 1.0%
267,800	The Williams Cos., Inc.	3,186,820

	TOTAL UTILITIES	3,574,324

	TOTAL COMMON STOCK (Cost — $272,525,716)	312,514,139

PREFERRED STOCK — 1.4%
Media — 1.4%
141,700	The News Corp. Ltd., Sponsored ADR (Cost — $4,008,370)	4,659,096

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Face Amount	Security	Value
REPURCHASE AGREEMENT — 5.8%
$19,520,000	UBS Securities LLC dated 6/30/04, 1.280% due 7/1/04; Proceeds at maturity — $19,520,694; (Fully collateralized by U.S. Treasury Bonds, 5.500% to 13.250% due 8/15/13 to 8/15/28; Market value — $19,910,400) (Cost — $19,520,000)	$19,520,000

	TOTAL INVESTMENTS — 100.0% (Cost — $296,054,086*)	$336,693,235

LOANED SECURITIES COLLATERAL
16,428,881	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $16,428,881)	$16,428,881

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Note 5).
(c)	Security is valued in accordance with fair valuation procedures.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

ASSETS:
Investments, at value (Cost — $296,054,086)	$336,693,235
Loaned securities collateral, at value (Cost — $16,428,881) (Note 5)	16,428,881
Cash	796
Dividends and interest receivable	320,070
Receivable for securities sold	197,851

Total Assets	353,640,833

LIABILITIES:
Payable for loaned securities collateral (Note 5)	16,428,881
Payable for securities purchased	310,019
Management fee payable	225,874
Administration fee payable	13,288
Accrued expenses	80,673

Total Liabilities	17,058,735

Total Net Assets	$336,582,098

NET ASSETS:
Par value of capital shares	$20,595
Capital paid in excess of par value	308,172,591
Undistributed net investment income	348,537
Accumulated net realized loss from investment transactions	(12,598,063)
Net unrealized appreciation of investments and foreign currencies	40,638,438

Total Net Assets	$336,582,098

Shares Outstanding:
Class I	19,626,291

Class II	968,587

Net Asset Value:
Class I	$16.34

Class II	$16.34

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

INVESTMENT INCOME:
Interest (Note 5)	$1,725,862
Dividends	122,262
Less: Foreign withholding tax	(39,950)

Total Investment Income	1,808,174

EXPENSES:
Management fee (Note 2)	1,306,573
Administration fee (Note 2)	76,858
Shareholder communications (Note 8)	19,891
Audit and legal	16,524
Custody	14,918
Distribution plan fees (Note 8)	13,875
Directors’ fees	5,222
Registration fees	994
Transfer agency services (Note 8)	100
Other	3,979

Total Expenses	1,458,934

Net Investment Income	349,240

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
Investment transactions	11,427,672
Foreign currency transactions	(653)

Net Realized Gain	11,427,019

Change in Net Unrealized Appreciation of Investments and Foreign Currencies:
Beginning of period	38,210,861
End of period	40,638,438

Increase in Net Unrealized Appreciation	2,427,577

Net Gain on Investments and Foreign Currencies	13,854,596

Increase in Net Assets From Operations	$14,203,836

See Notes to Financial Statements.

Statements of Changes in
Net Assets

For the Six Months Ended June 30, 2004 (unaudited)

and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$349,240	$679,395
Net realized gain (loss)	11,427,019	(492,272)
Increase in net unrealized appreciation	2,427,577	71,982,058

Increase in Net Assets From Operations	14,203,836	72,169,181

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 9):
Net investment income	(131,252)	(599,626)

Decrease in Net Assets From Distributions to Shareholders	(131,252)	(599,626)

FUND SHARE TRANSACTIONS (NOTE 10):
Net proceeds from sale of shares	49,842,968	54,277,010
Net asset value of shares issued for reinvestment of dividends	131,252	599,626
Cost of shares reacquired	(11,460,869)	(18,224,885)

Increase in Net Assets From Fund Share Transactions	38,513,351	36,651,751

Increase in Net Assets	52,585,935	108,221,306
NET ASSETS:
Beginning of period	283,996,163	175,774,857

End of period*	$336,582,098	$283,996,163

* Includes undistributed net investment income of:	$348,537	$131,202

See Notes to Financial Statements.

Notes to Financial Statements

(unaudited)

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable All Cap Fund (“Fund”) is a separate non-diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”); its primary investment objective is to seek capital appreciation. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund and Salomon Brothers Variable Strategic Bond Fund. The financial statements and financial highlights for the other investment funds are presented in separate shareholder reports. The Fund and each of the investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements

(unaudited) (continued)

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup acts as the Fund’s administrator. As compensation for its services, the Fund pays SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

For the six months ended June 30, 2004, CGM and its affiliates received brokerage commissions of $745.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.  Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$79,250,597

Sales	$44,320,163

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$45,417,142
Gross unrealized depreciation	(4,777,993)

Net unrealized appreciation	$40,639,149

4.  Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.  Lending of Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At June 30, 2004, the Fund loaned securities having a market value of $16,008,302. The Fund received cash collateral amounting to $16,428,881 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended June 30, 2004 was $33,365.

Notes to Financial Statements

(unaudited) (continued)

6.  Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At June 30, 2004, the Fund did not have any open forward foreign currency contracts.

7.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2004, the commitment fee allocated to the Fund was $5,757. Since the line of credit was established there have been no borrowings.

8.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets attributable to Class II shares. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees for Class II shares, which are accrued daily and paid monthly, were $13,875.

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class I	Class II
Transfer Agency Service Expenses	$96	$4

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class I	Class II
Shareholder Communication Expenses	$19,172	$719

9.  Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Net Investment Income
Class I	$131,252	$599,626

10.  Capital Stock

At June 30, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Notes to Financial Statements

(unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003*
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,488,377	$39,629,047	3,569,659	$47,718,129
Shares issued on reinvestment	8,112	131,252	39,216	599,626
Shares reacquired	(593,386)	(9,503,122)	(1,490,194)	(18,204,057)

Net Increase	1,903,103	$30,257,177	2,118,681	$30,113,698

Class II
Shares sold	630,788	$10,213,921	463,967	$6,558,881
Shares reacquired	(124,630)	(1,957,747)	(1,538)	(20,828)

Net Increase	506,158	$8,256,174	462,429	$6,538,053

*	For Class II shares, transactions are for the period June 9, 2003 (inception date) to December 31, 2003.

11.  Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

12. Subsequent Event

The Board of Directors of the Company has approved an amendment to reduce and add breakpoints to the management fee to the Management Contract between the Company, regarding Variable All Cap Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 0.85% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $1.50 billion	0.750%
Next $0.5 billion	0.700%
Next $0.5 billion	0.650%
Next $1.00 billion	0.600%
Over $3.50 billion	0.500%

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable All Cap Fund and SBFM. Effective August 1, 2004, Variable All Cap Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I
	2004(1)		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$15.62		$11.26	$15.10	$15.10	$13.67	$11.57

Income (Loss) From Operations:
Net investment income (2)	0.02		0.04	0.06	0.10	0.08	0.07
Net realized and unrealized gain (loss)	0.71		4.35	(3.84)	0.20	2.39	2.49

Total Income (Loss) From Operations	0.73		4.39	(3.78)	0.30	2.47	2.56

Less Distributions From:
Net investment income	(0.01)		(0.03)	(0.06)	(0.10)	(0.08)	(0.07)
Net realized gains	—		—	—	(0.20)	(0.96)	(0.39)

Total Distributions	(0.01)		(0.03)	(0.06)	(0.30)	(1.04)	(0.46)

Net Asset Value, End of Period	$16.34		$15.62	$11.26	$15.10	$15.10	$13.67

Total Return (3)	4.65	%‡	39.03%	(25.06)%	1.91%	18.24%	22.08%
Net Assets, End of Period (000s)	$320,758		$276,771	$175,775	$180,794	$68,725	$16,189
Ratios to Average Net Assets:
Expenses (2)(4)	0.94	%†	0.98%	0.97%	1.00%	1.00%	1.00%
Net investment income	0.24	†	0.32	0.50	1.02	0.88	0.99
Portfolio Turnover Rate	15%		21%	128%	72%	98%	119%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	SBAM has waived all or a portion of its management fees for the three years ended December 31, 2001. In addition, SBAM has reimbursed the Fund for $13,177 in expenses for the year ended December 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

	Decreases to Net Investment Income Per Share		Expense Ratios Without Fee Waivers and/or Reimbursements
2001	$0.00	*	1.02%
2000	0.02		1.27
1999	0.06		1.99

(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class II
	2004(1)	2003(2)
Net Asset Value, Beginning of Period	$15.62	$13.20

Income From Operations:
Net investment income	0.00 *	0.00 *
Net realized and unrealized gain	0.72	2.42

Total Income From Operations	0.72	2.42

Net Asset Value, End of Period	$16.34	$15.62

Total Return (3)‡	4.61%	18.33%
Net Assets, End of Period (000s)	$15,824	$7,225
Ratios to Average Net Assets†:
Expenses (4)	1.19%	1.24%
Net investment income	0.00 **	0.06
Portfolio Turnover Rate	15%	21%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	For the period June 9, 2003 (inception date) to December 31, 2003.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
*	Amount represents less than $0.01 per share.
**	Amount represents less than 0.01%
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

DR. RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer*

JOSEPH T. VOLPE

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

*Chief Compliance Officer as of July 29, 2004.

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, New York 10036

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable All Cap Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable All Cap Fund.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-446-1013 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

04-7062

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 7, 2004

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 7, 2004